                                                                     EXHIBIT 20

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A
       Distribution Date of November 27, 2000 for the Collection Period of
                   October 1, 2000 through October 31, 2000

POOL DATA - ORIGINAL DEAL PARAMETERS
  Aggregate Net Investment Value (ANIV)                                                                        1,231,231,519.20
  Discounted Principal Balance                                                                                 1,231,231,519.20
  Servicer Advance                                                                                                 2,825,418.78
  Servicer Payahead                                                                                                1,580,862.05
  Number of Contracts                                                                                                    56,340
  Weighted Average Lease Rate                                                                                             7.66%
  Weighted Average Remaining Term                                                                                          35.8
  Servicing Fee Percentage                                                                                                1.00%

POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                                                                                 199,559,707.81
  Discounted Principal Balance                                                                                   192,045,920.72
  Servicer Advances                                                                                                1,241,834.49
  Servicer Pay Ahead Balance                                                                                       2,949,874.81
  Maturity Advances Outstanding                                                                                   47,328,063.60
  Number of Current Contracts                                                                                            11,718
  Weighted Average Lease Rate                                                                                             8.21%
  Weighted Average Remaining Term                                                                                           9.8

---------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                                          30,780,787.98
  Specified Reserve Fund Percentage                                                                                      4.425%
  Specified Reserve Fund Amount                                                                                   54,481,994.72

                                                                 CLASS A                 CLASS B                     TOTAL
                                                                  AMOUNT                  AMOUNT                     AMOUNT
                                                                 -------                 -------                     ------
  Beginning Balance                                             30,832,786.95           1,227,656.25              32,060,443.20
  Withdrawal Amount                                                584,500.54                      -                 584,500.54
  Cash Capital Contribution                                                 -                                                 -
  Transferor Excess                                                135,734.47                                        135,734.47
                                                            ---------------------------------------------------------------------
  Reserve Fund Balance Prior to Release                         30,384,020.88           1,227,656.25              31,611,677.13
  Specified Reserve Fund Balance                                53,254,338.47           1,227,656.25              54,481,994.72
                                                            ---------------------------------------------------------------------
  Release to Transferor                                                     -                      -                          -
  Ending Reserve Fund Balance                                   30,384,020.88           1,227,656.25              31,611,677.13
  Prior Cumulative Withdrawal Amount                            36,269,497.35                      -              36,269,497.35
  Cumulative Withdrawal Amount *                                36,853,997.89                      -              36,853,997.89
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                        VEHICLES
  Liquidated Contracts                                                                  65
  Discounted Principal Balance                                                                                     1,036,132.78
  Net Liquidation Proceeds                                                                                          (764,057.87)
  Recoveries - Previously Liquidated Contracts                                                                      (329,358.12)
                                                                                                           --------------------
  Aggregate Credit Losses for the Collection Period                                                                  (57,283.21)
                                                                                                           ====================
  Cumulative Credit Losses for all Periods                                                                        17,908,828.58
                                                                                                           ====================
  Repossessed in Current Period                                                         34

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                       Annualized Average
FOR EACH COLLECTION PERIOD:                                                                                    Charge-Off Rate
  Second Preceding Collection Period                                                                                      2.75%
  First Preceding Collection Period                                                                                      -0.07%
  Current Collection Period                                                                                              -0.33%
---------------------------------------------------------------------------------------------------------------------------------
CONDITION (i)i (CHARGE-OFF RATE)
Three Month Average                                                                                                       0.78%
Charge-off Rate Indicator ( > 1.25%)                                                                          CONDITION NOT MET
---------------------------------------------------------------------------------------------------------------------------------
*Revised

---------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                                 PERCENT      ACCOUNTS         PERCENT           ANIV
                                                                      -------      --------         -------           ----
  31-60 Days Delinquent                                                 3.28%         384            3.28%          6,553,554.59
  61-90 Days Delinquent                                                 0.51%          60            0.52%          1,031,709.11
  Over 90 Days Delinquent                                               0.08%           9            0.08%            157,845.51
                                                                                 ----------                      ---------------
  Total Delinquencies                                                                 453                           7,743,109.21
                                                                                 ==========                      ===============
RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS
OR MORE TO THE OUTSTANDING NUMBER OF RECEIVABLES
AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                       1.09%
  First Preceding Collection Period                                                                                        0.89%
  Current Collection Period                                                                                                0.59%
---------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                                      0.86%
  Delinquency Percentage Indicator ( > 1.25%)                                                                  CONDITION NOT MET
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                               VEHICLES
  Matured Lease Vehicle Inventory Sold                                                       495                    8,383,713.80
  Net Liquidation Proceeds                                                                                         (7,255,538.82)
                                                                                                                 -----------------
  Net Residual Value (Gain) Loss                                                                                    1,128,174.98
                                                                                                                 =================
  Cumulative Residual Value (Gain) Loss all periods                                                                52,449,689.63
                                                                                                                 =================

                                                                                          AVERAGE                     AVERAGE
                                                        NUMBER  SCHEDULED    SALE      NET LIQUIDATION                RESIDUAL
MATURED VEHICLES SOLD FOR                                SOLD   MATURITIES   RATIO        PROCEEDS                     VALUE
EACH COLLECTION PERIOD:                                 ------  ----------   -----     ---------------                --------
  Second Preceding Collection Period                     3,015     4,594     65.63%        13,996.23                  16,209.72
  First Preceding Collection Period                      1,832        82    100.00%        14,568.48                  16,976.06
  Current Collection Period                                495        62    100.00%        14,657.65                  17,287.61
  Three Month Average                                                                      14,253.77                  16,572.41
                                                                                                                 -----------------
Ratio of Three Month Average Net Liquidation                                                                             86.01%
Proceeds to Average Residual Value                                                                               -----------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                   AMOUNT/RATIO                  TEST MET?
                                                                                        ------------                  ---------
a) Number of Vehicles Sold > 25% of Scheduled Maturities                                   100.00%                        YES

b) Number of Scheduled Maturities > 500                                                      62                           NO

c) 3 Month Average Matured Leased Vehicle Proceeds                                         86.01%                         NO
 less than 75% of Avg. Residual Values

Residual Value Indicator  (condition met if tests a, b and c = YES)                                              CONDITION NOT MET
----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A
      Distribution Date of November 27, 2000 for the Collection Period of
                   October 1, 2000 through October 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      CERTIFICATE BALANCE            CLASS A1         CLASS A2
                                                                      -------------------            --------         --------
                                                            TOTAL      PERCENT    BALANCE             BALANCE          BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                              98.00%
  Interest Collections                                   1,386,231.17
  Net Investment Income                                      4,371.61
  Non-recoverable Advances                                 (88,913.35)
                                                       --------------
  Available Interest                                     1,301,689.43            1,250,921.64              -                   -
  Class A1, A2, A3 Notional Interest Accrual Amount       (391,031.25)            (391,031.25)             -                   -
  Unreimbursed A1, A2, A3 Interest Shortfall                        -                       -              -                   -
  Interest Accrual for Adjusted Class B Certificate Bal   (415,406.25)            (415,406.25)
  Class B Interest Carryover Shortfall                              -                       -
  Servicer's Fee                                          (179,566.09)            (172,539.15)
  Capped Expenses                                          (32,441.31)             (31,171.79)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                -                       -
  Uncapped Expenses                                                 -                       -
                                                       --------------           -------------
  Total Unallocated Interest                               283,244.53              240,773.20
  Excess Interest to Transferor                                     -             (240,773.20)
                                                       --------------           -------------
       Net Interest Collections Available                  283,244.53                       -
                                                       --------------
  LOSSES ALLOCABLE TO INVESTOR CERTIFICATES:            (1,028,984.68)
  ACCELERATED PRINCIPAL DISTRIBUTION:                               -
  DEPOSIT TO RESERVE FUND:                                 135,734.47
  WITHDRAWAL FROM RESERVE FUND:                            584,500.54
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:              296,974.08
  NET WITHDRAWAL FROM THE RESERVE FUND:                    448,766.07

PRINCIPAL:
  Current Loss Amount                                   (1,070,891.77)          (1,028,984.68)              -                  -
  Loss Reimbursement from Transferor                       444,484.14              444,484.14               -                  -
  Loss Reimbursement from Reserve Fund                     584,500.54              584,500.54               -                  -
                                                       --------------           -------------    ------------        ------------
      Total                                                (41,907.09)                      -               -                  -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                 -
  Current increase (decrease)                                       -
                                                       --------------
  Ending Balance                                                    -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                 -
  Current increase (decrease)                                       -
                                                       --------------
  Ending Balance                                                    -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                 -
  Current increase (decrease)                                       -
                                                       --------------
  Ending Balance                                                    -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                 -
  Current increase (decrease)                                       -
                                                       --------------
  Ending Balance                                                    -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                         15,580,714.48                       -              -                   -
  Allocations - Current Period                                      -                       -              -                   -
  Allocations - Accelerated Principal Distribution                  -                       -              -                   -
  Allocations - Not Disbursed Beginning of Period                   -                       -              -                   -
  Allocations - Not Disbursed End of Period                         -                       -              -                   -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                     -                       -              -                   -
  Allocations - Current Period                             806,437.50              806,437.50              -                   -
  Allocations - Not Disbursed Beginning of Period          806,437.50              806,437.50              -                   -
  Allocations - Not Disbursed End of Period              1,612,875.00            1,612,875.00              -                   -
DUE TO TRUST - CURRENT PERIOD:                                                             -
  Total Deposit to/ (Withdrawal from) Reserve Fund        (448,766.07)
  Due To Trust                                          16,382,780.37              802,065.89              -                   -
                                                       --------------           -------------     ----------        ------------
     Total Due To Trust                                 15,934,014.30              802,065.89              -                   -
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A3       CLASS B               TRANSFEROR INTEREST
                                                           --------       -------               -------------------
                                                           BALANCE        BALANCE          INTEREST              PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                         2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                       620,767.73      630,153.91         50,767.79
  Class A1, A2, A3 Notional Interest Accrual Amount       (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall                        -
  Interest Accrual for Adjusted Class B Certificate Bal.                  (415,406.25)
  Class B Interest Carryover Shortfall                                              -
  Servicer's Fee                                                                              (7,026.94)
  Capped Expenses                                                                             (1,269.52)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                -
  Uncapped Expenses                                                                                   -
                                                                                         --------------
  Total Unallocated Interest                                                                  42,471.33
  Excess Interest to Transferor                                                              240,773.20
                                                                                         --------------
       Net Interest Collections Available                                                    283,244.53
                                                                                          (1,028,984.68)
  LOSSES ALLOCABLE TO INVESTOR CERTIFICATES:                                                          -
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                    --------------
  DEPOSIT TO RESERVE FUND:                                                                  (745,740.15)
  WITHDRAWAL FROM RESERVE FUND:                                                          --------------
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                   (1,028,984.68)              -                               (41,907.09)
  Loss Reimbursement from Transferor                       444,484.14               -       (444,484.14)
  Loss Reimbursement from Reserve Fund                     584,500.54               -
                                                        --------------   ------------                          ---------------
      Total                                                         -               -                               (41,907.09)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                     -               -                            15,580,714.48
  Allocations - Current Period                                      -               -
  Allocations - Accelerated Principal Distribution                  -               -
  Allocations - Not Disbursed Beginning of Period                   -               -
  Allocations - Not Disbursed End of Period                         -               -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                     -               -                 -
  Allocations - Current Period                             391,031.25      415,406.25
  Allocations - Not Disbursed Beginning of Period          391,031.25      415,406.25
  Allocations - Not Disbursed End of Period                782,062.50      830,812.50
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                             388,861.85      413,204.04                 -          15,580,714.48
                                                        --------------   ------------    --------------        ---------------
     Total Due To Trust                                    388,861.85      413,204.04                 -          15,580,714.48
------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A
      Distribution Date of November 27, 2000 for the Collection Period of
                   October 1, 2000 through October 31, 2000

------------------------------------------------------------------------------------------------------------------------------
                                                                     CERTIFICATE BALANCE                  CLASS A1
                                                                     -------------------                  --------
                                                    TOTAL          PERCENT        BALANCE          PERCENT       BALANCE
------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)        1,231,231,519.20
  Discounted Principal Balance                 1,231,231,519.20
  Initial Notional/Certificate Balance                        -    100.00%    1,206,600,000.00      33.98%      410,000,000.00
  Percent of ANIV                                                                       98.00%                          33.30%
  Certificate Factor                                                                 1.0000000                       1.0000000
  Notional/Certificate Rate                                                                                            6.2000%
  Target Maturity Date                                                                                      September 27, 1999
  Servicer Advance                                 2,825,418.78
  Servicer Payahead                                1,580,862.05
  Number of Contracts                                    56,340
  Weighted Average Lease Rate                      7.66%
  Weighted Average Remaining Term                  35.8
  Servicing Fee Percentage                         1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value                 215,479,303.46
  Maturity Advances Outstanding                   62,908,778.08
  ANIV Net of Maturity Advance **                152,570,525.38
  Discounted Principal Balance                   205,463,969.48
  Notional/Certificate Balance                                                  146,600,000.00                               -
  Adjusted Notional/Certificate Balance                                         146,600,000.00                               -
  Percent of ANIV                                                                       96.09%                           0.00%
  Certificate Factor                                                                 1.0000000
  Servicer Advances                                1,403,044.15
  Servicer Pay Ahead Balance                       2,980,508.14
  Number of Current Contracts                            12,529
  Weighted Average Lease Rate                      8.17%
  Weighted Average Remaining Term                  10.2

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value                 199,559,707.81
  Maturity Advances Outstanding                   47,328,063.60
  ANIV Net of Maturity Advance **                152,231,644.21
  Discounted Principal Balance                   192,045,920.72
  Notional/Certificate Balance                                                  146,600,000.00                            0.00
  Adjusted Notional/Certificate Balance                                         146,600,000.00                            0.00
  Percent of ANIV                                                                       96.30%                           0.00%
  Certificate Factor                                                                 1.0000000
  Servicer Advances                                1,241,834.49
  Servicer Pay Ahead Balance                       2,949,874.81
  Number of Current Contracts                            11,718
  Weighted Average Lease Rate                      8.21%
  Weighted Average Remaining Term                   9.8
  Prior Certificate Interest Payment Date     September 25, 2000
  Next Certificate Interest Payment Date          March 26, 2001     **Strictly for purposes of calculating Transferors Interest.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A2                 CLASS A3               CLASS B             TRANSFEROR INTEREST
                                             --------                 --------               -------             -------------------
                                         PERCENT    BALANCE      PERCENT    BALANCE     PERCENT     BALANCE            BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance   53.87%  650,000,000.00  6.03%   72,750,000.00  6.12%       73,850,000.00     24,631,519.20
  Percent of ANIV                                        52.79%                  5.91%                      6.00%             2.00%
  Certificate Factor                                  1.0000000              1.0000000                  1.0000000
  Notional/Certificate Rate                             6.3500%                6.4500%                    6.7500%
  Target Maturity Date                       September 25, 2000         March 26, 2001         September 25, 2001
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Maturity Advances Outstanding
  ANIV Net of Maturity Advance **
  Discounted Principal Balance
  Notional/Certificate Balance                                -          72,750,000.00             73,850,000.00      5,970,525.38
  Adjusted Notional/Certificate Balance                       -          72,750,000.00             73,850,000.00      5,970,525.38
  Percent of ANIV                                         0.00%                 47.68%                    48.40%             3.91%
  Certificate Factor                                                         1.0000000                 1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Maturity Advances Outstanding
  ANIV Net of Maturity Advance **
  Discounted Principal Balance
  Notional/Certificate Balance                             0.00          72,750,000.00            73,850,000.00      5,631,644.21
  Adjusted Notional/Certificate Balance                    0.00          72,750,000.00            73,850,000.00      5,631,644.21
  Percent of ANIV                                         0.00%                 47.79%                   48.51%             3.70%
  Certificate Factor                                                         1.0000000                1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                              VEHICLES
  Principal Collections                                                                    2,565,721.08
  Prepayments in Full                                             241                      3,741,253.78
  Reallocation Payment                                             11                        192,774.21
  Interest Collections                                                                     1,386,231.17
  Net Liquidation Proceeds and Recoveries                                                  1,093,415.99
  Net Liquidation Proceeds - Vehicle Sales                                                 7,255,538.82
  Non-Recoverable Advances                                                                   (88,913.35)
                                                                                 -----------------------
Total Available                                                                           16,146,021.70
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                            AMOUNT                             ANNUAL AMOUNT
CAPPED AND UNCAPPED EXPENSES:
  Total Capped Expenses Paid                                                   32,441.31                             324,413.10
  Total Uncapped Expenses Paid                                                         -                                      -
  Capped and Uncapped Expenses Due                                                     -                                      -
SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                                                -
  Servicer's Fee Due Current Period                                           179,566.09
  Servicer's Fee Paid                                                         179,566.09
  Servicer's Fee Balance Due                                                          -
 SUPPLEMENTAL SERVICER'S FEES                                                  31,785.95
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                                       VEHICLES                              AMOUNT
Beginning Unreinvested Principal Collections                                                                                  -
Principal Collections & Liquidated Contracts                                                                                  -
Allocation to Subsequent Contracts                                         0                                                  -
                                                                                                           ---------------------
Ending Unreinvested Principal Collections                                                                                     -
--------------------------------------------------------------------------------------------------------------------------------



I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ ROBERT WOODIE
-------------------------------------------------
Robert Woodie, National Treasury Manager


                                     Page 3